NATIXIS FUNDS

Supplement dated March 31, 2017 to the Summary Prospectuses, Prospectuses and Statements of Additional Information dated March 31, 2017, as may be revised or supplemented from time to time, for the following funds.

AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Dynamic Allocation Fund	Loomis Sayles Multi-Asset Income Fund
ASG Global Alternatives Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund	Loomis Sayles Strategic Income Fund
Gateway Equity Call Premium Fund	Loomis Sayles Value Fund
Gateway Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Core Plus Bond Fund	McDonnell Intermediate Municipal Bond Fund
Loomis Sayles Dividend Income Fund	Natixis Oakmark Fund
Loomis Sayles Global Equity and Income Fund	Natixis Oakmark International Fund
Loomis Sayles Global Growth Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles Growth Fund	Vaughan Nelson Select Fund
Loomis Sayles High Income Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Intermediate Duration Bond Fund	Vaughan Nelson Value Opportunity Fund
Loomis Sayles Investment Grade Bond Fund

Class T shares of the Funds are not currently available for purchase.